Interest Expenses, Net	12 Months Ended
Dec. 31, 2024
Interest Expenses, Net [Abstract]
INTEREST EXPENSES, NET

NOTE 20 – INTEREST EXPENSES, NET

Interest expenses as of December 31, 2024, 2023 and 2022 consisted of the following:

	2024	2023	2022
Interest expense	$150,160	$490,780	$499,746
Interest income	(10,719)	(88,109)	(26,658)
Total interest expense, net	$139,441	$402,671	$473,088